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                                   ECOLAB INC.
                             ADMINISTRATIVE DOCUMENT
                         FOR NON-QUALIFIED BENEFIT PLANS

                         THIRD DECLARATION OF AMENDMENT


Pursuant to Sections 5.1 and 2.6 of the Ecolab Inc. Administrative Document for Non-Qualified Benefit Plans ("Administrative Document") and the authority delegated to the Chief Financial Officer of the Company by resolutions of the Company's Board of Directors, dated May 14, 1999, the Company amends the Administrative Document as set forth below. Words and phrases used herein with initial capital letters which are defined in the Administrative Document are used herein as so defined.

1. Section 2.6 of the Administrative Document is amended in its entirety to read as follows:

     "SECTION 2.6. LIABILITY OF PAYMENT.

     (1) The Employer by which the Executive was most recently employed at the time of his termination of employment with the Controlled Group shall pay the Benefits (or cause the Benefits to be paid) to the Executive or his Death Beneficiary under the Plans. In the event that an Executive transfers employment from one Employer to another, the Executive's Benefits (and the underlying assets and liabilities related thereto) shall automatically be transferred from the Executive's former Employer to the Executive's new Employer.

     (2) Notwithstanding subsection (1) above, the Company may (but shall not be required to) guarantee some or all of the obligations of one or more Employers under any one or all of the Plans, with respect to one or more Executives or Death Beneficiaries, to the extent determined by the Company in its sole and absolute discretion.

     (3) The Company hereby guarantees all of the Employer obligations of Ecolab Finance Inc. under all of the Plans, with respect to Executives or Death Beneficiaries."

2. This amendment is designated the "Third Declaration of Amendment" because two amendments precede it, which preceding amendments are designated "Amendment No. 1" and "First Declaration of Amendment."

3. This amendment to the Administrative Document shall be effective as of July 1, 1999.


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IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its authorized officers and its corporate seal affixed, this 30th day of June, 1999.


                                      ECOLAB INC.



(Seal)                                By: /s/Michael E. Shannon
                                          -----------------------------------
                                          Michael E. Shannon
                                          Chairman of the Board, Chief
                                          Financial and Administrative
                                          Officer



Attest: /s/Kenneth A. Iverson
        -----------------------------------
        Kenneth A. Iverson
        Vice President and Secretary


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